SUPPLEMENT DATED NOVEMBER 9, 2005

TO PROSPECTUS DATED MAY 1, 2003

TRANSAMERICA ELITE®

Issued through

Transamerica Occidental Life Separate Account VUL-3

By

Transamerica Occidental Life Insurance Company

The following disclosure supplements the Prospectus regarding the TOLIC J.P. Morgan Mid Cap Value subaccount of the Series Fund:

Effective December 12, 2005, the TOLIC J.P. Morgan Mid Cap Value subaccount is closed to new investment. “Closed to new investment” means no one can allocate additional amounts (either through policy transfer or additional premium) to that subaccount after December 9, 2005.

If you have any amount in the TOLIC J.P. Morgan Mid Cap Value subaccount on December 12, 2005, you may do the following (subject to the terms and conditions contained in the prospectus):

•	transfer amounts out of the TOLIC J.P. Morgan Mid Cap Value subaccount into other subaccounts;
•	withdraw amounts from the TOLIC J.P. Morgan Mid Cap Value subaccount; and
•	maintain your current investment in the TOLIC J.P. Morgan Mid Cap Value subaccount.

PLEASE NOTE: If you have given us allocation instructions for premium payments or other purposes (for example, dollar cost averaging or asset rebalancing) directing us to invest in the TOLIC J.P. Morgan Mid Cap Value subaccount, you need to provide us with new instructions for this allocation. Absent new allocation instructions, we will automatically allocate those monies into the TOLIC Transamerica Money Market subaccount until we receive new allocation instructions.

As always, the availability of any subaccount as an investment option, including the TOLIC J.P. Morgan Mid Cap Value subaccount, is subject to change. See the prospectus for more information concerning the addition, deletion or substitution of investments.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR MAY 1, 2003 PRODUCT PROSPECTUS

AG01303-11/05